                                                                   EXHIBIT 10(c)


                       AMENDMENT TO EMPLOYMENT AGREEMENT

  THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into this 22nd day of February, 1996, by and between THE SHERWIN-WILLIAMS COMPANY, an Ohio corporation ("Sherwin-Williams") and JOHN G. BREEN (the "Employee") to amend and clarify that certain Employment Agreement between the parties dated January 15, 1979 (the "Agreement").

  NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Section 8 of the Agreement is amended by adding at the end thereof the following:

   As used in this Section 8, the term "annual assured compensation" shall mean an amount equal to the sum of:
   (i) twenty-six (26) times the Employee's highest regular bi-weekly salary in effect within the three (3) year period preceding the date of termination (before reduction for any withholding, deduction or salary deferral, including but not limited to any deduction for withholding income or FICA taxes and/or any deduction or deferral pursuant to
          Section 401(k) of the Internal Revenue Code of 1986, as amended); and
   (ii) any incentive or bonus payments made or to be made to the Employee under any incentive or bonus plan of Sherwin-Williams, a subsidiary or affiliate under which the Employee is or was covered at any time preceding the change of control (an "Incentive Plan") determined based upon the greater of: (1) the highest incentive or bonus payment paid or payable to the Employee at any time during the three (3) year period preceding the date of termination; or (2) the target incentive or bonus the Employee would have received for the calendar year in which the change of control occurred if the Employee had reached one hundred percent (100%) of any stated goals under any or all Incentive Plans.

2. Section 9 of the Agreement is amended by adding at the end thereof the following:

   As used in this Section 9, the term "total compensation" shall mean the Employee's annual salary and any incentive or bonus payments paid or payable to the Employee pursuant to an Incentive Plan for the same period.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.

                                  /s/ John G. Breen
                                  ----------------------------------------
                                  John G. Breen

                                  THE SHERWIN-WILLIAMS COMPANY

                                  By:      /s/ Thomas Kroeger
                                           -------------------------------
                                           Thomas Kroeger
                                  Title:   Vice President - Human Resources
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                       AMENDMENT TO EMPLOYMENT AGREEMENT

  THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into this 22nd day of February, 1996, by and between THE SHERWIN-WILLIAMS COMPANY, an Ohio corporation ("Sherwin-Williams") and THOMAS A. COMMES (the "Employee") to amend and clarify that certain Employment Agreement between the parties dated March 16, 1979 (the "Agreement").

  NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Section 6 of the Agreement is amended by adding at the end thereof the following:

   As used in this Section 6, the term "annual assured compensation" shall mean an amount equal to the sum of:
   (i) twenty-six (26) times the Employee's highest regular bi-weekly salary in effect within the three (3) year period preceding the date of termination (before reduction for any withholding, deduction or salary deferral, including but not limited to any deduction for withholding of income or FICA taxes and/or any deduction or deferral pursuant to
         Section 401(k) of the Internal Revenue Code of 1986, as amended); and
  (ii) any incentive or bonus payments made or to be made to the Employee under any incentive or bonus plan of Sherwin-Williams, a subsidiary or affiliate under which the Employee is or was covered at any time preceding the change of control (an "Incentive Plan") determined based upon the greater of: (1) the highest incentive or bonus payment paid or payable to the Employee at any time during the three (3) year period preceding the date of termination; or (2) the target incentive or bonus the Employee would have received for the calendar year in which the change of control occurred if the Employee had reached one hundred percent (100%) of any stated goals under any or all Incentive Plans.

2. Section 7 of the Agreement is amended by adding at the end thereof the following:

   As used in this Section 7, the term "total compensation" shall mean the Employee's annual salary and any incentive or bonus payments paid or payable to the Employee pursuant to an Incentive Plan for the same period.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.

                                   /s/ Thomas A. Commes
                                   ----------------------------------------
                                   Thomas A. Commes

                                   THE SHERWIN-WILLIAMS COMPANY

                                   By:      /s/ Thomas Kroeger
                                            -------------------------------
                                            Thomas Kroeger
                                   Title:   Vice President - Human Resources

                       AMENDMENT TO EMPLOYMENT AGREEMENT

  THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into this 22nd day of February, 1996, by and between THE SHERWIN-WILLIAMS COMPANY, an Ohio corporation ("Sherwin-Williams") and CONWAY G. IVY (the "Employee") to amend and clarify that certain Employment Agreement between the parties dated March 16, 1979 (the "Agreement").

  NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Section 7 of the Agreement is amended by adding at the end thereof the following:

   As used in this Section 7, the term "annual assured compensation" shall mean an amount equal to the sum of:
   (i) twenty-six (26) times the Employee's highest regular bi-weekly salary in effect within the three (3) year period preceding the date of termination (before reduction for any withholding, deduction or salary deferral, including but not limited to any deduction for withholding of income or FICA taxes and/or any deduction or deferral pursuant to
         Section 401(k) of the Internal Revenue Code of 1986, as amended); and
  (ii) any incentive or bonus payments made or to be made to the Employee under any incentive or bonus plan of Sherwin-Williams, a subsidiary or affiliate under which the Employee is or was covered at any time preceding the change of control (an "Incentive Plan") determined based upon the greater of: (1) the highest incentive or bonus payment paid or payable to the Employee at any time during the three (3) year period preceding the date of termination; or (2) the target incentive or bonus the Employee would have received for the calendar year in which the change of control occurred if the Employee had reached one hundred percent (100%) of any stated goals under any or all Incentive Plans.

2. Section 8 of the Agreement is amended by adding at the end thereof the following:

   As used in this Section 8, the term "total compensation" shall mean the Employee's annual salary and any incentive or bonus payments paid or payable to the Employee pursuant to an Incentive Plan for the same period.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.

                                    /s/ Conway G. Ivy
                                    ---------------------------------------
                                    Conway G. Ivy

                                    THE SHERWIN-WILLIAMS COMPANY

                                    By:      /s/ Thomas Kroeger
                                             ------------------------------
                                             Thomas Kroeger
                                    Title:   Vice President - Human Resources